Exhibit 10.6

AMENDMENT NO. 8
TO CREDIT AGREEMENT

THIS AMENDMENT NO. 8 TO CREDIT AGREEMENT (this “Amendment”) is dated as of July 31, 2015 and is entered into among SUNEDISON, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto and the Lenders party hereto, and is acknowledged by the Administrative Agent, and is made with reference to that certain Credit Agreement dated as of February 28, 2014 (as amended through the date hereof, the “Credit Agreement”) among the Borrower, the Lenders, the Administrative Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
RECITALS
WHEREAS, the Loan Parties have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and
WHEREAS, the Required Lenders are willing to agree to amend the provisions of the Credit Agreement as set forth herein, upon terms and subject to conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO THE CREDIT AGREEMENT
The Credit Agreement is hereby amended as follows (with the deletions of the stricken text (if any) indicated in the same manner as the following example: ~~stricken text~~ and with the insertions of additional text (if any) indicated in the same manner as the following example: bolded and italics text in the cases of amendments that restate or replace provisions, phrases or other text):
A.    Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in their appropriate alphabetical place:
“Amendment No. 8 Date” means July 31, 2015
“Apollo” means Vivint Solar, Inc., a Delaware corporation.
“Apollo Acquisition” means the direct or indirect acquisition by the Borrower of Apollo pursuant to and in accordance with the Apollo Acquisition Agreement.
“Apollo Acquisition Agreement” means that certain Agreement and Plan of Merger, dated as of July 20, 2015, by and among the Borrower, SEV Merger Sub Inc., a Delaware corporation, and Apollo pursuant to which the SEV Merger Sub Inc. will merge with and into Apollo, subject to the terms and conditions set for therein.
“Apollo Holdings” means a direct or indirect wholly owned Domestic Subsidiary of the Borrower to be formed on or prior to the consummation of a financing of the Apollo Subs (and notified as such by the Borrower to the Administrative Agent).
“Apollo Permitted Seller Notes” means the 2.25% Convertible Senior Notes due 2020 to be issued by the Borrower pursuant to the Apollo Permitted Seller Notes Indenture on the date of the consummation of the Apollo Acquisition.

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Exhibit 10.6

“Apollo Permitted Seller Notes Indenture” mean the indenture substantially in the form attached as Exhibit B to the Apollo Acquisition Agreement, by and between the Borrower and Computershare Trust Company, National Association.
“Apollo Permitted Seller Notes Refinancing Convertible Bond Indebtedness” has the meaning set forth in Section 7.01(l).
“Apollo Purchase Agreement” means that certain Purchase Agreement, dated as of July 19, 2015, by and between the Borrower, as “Seller” thereunder, and YieldCo Intermediate, as “Purchaser” thereunder.
“Apollo Related Agreements” means, collectively, the Apollo Acquisition Agreement, the Apollo Purchase Agreement, the Apollo Sponsor Support Agreement and the Apollo TERP Note.
“Apollo Sponsor Support Agreement” means the sponsor support agreement having terms substantially the same as those set forth in Exhibit L hereto, by and between the Borrower and an Apollo Sub.
“Apollo Subs” means Apollo and each other subsidiary of Apollo Holdings.
“Apollo TERP Note” means the promissory note issued by the Borrower to YieldCo Intermediate pursuant to the Apollo Purchase Agreement having terms substantially the same as those set forth on Exhibit E to the Apollo Purchase Agreement.
“Apollo TERP Sale” means the sale of all of the equity interests in the subsidiaries of Apollo identified as “Purchased Subsidiaries” under (and as defined in) the Apollo Purchase Agreement pursuant and in accordance with the terms of the Apollo Purchase Agreement.
“LAP” means Latin America Power Holding B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands.
“LAP Acquisition” means the direct or indirect acquisition by the Borrower of all of the registered shares of LAP pursuant to and in accordance with the LAP Acquisition Agreement.
“LAP Acquisition Agreements” means that certain Amended and Restated Share Purchase Agreement, dated as of May 19, 2015, by and among SunEdison Holding Corporation, a Delaware corporation, and each of the Persons identified as “Seller” thereunder (and as defined therein), as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“LAP Ancillary Purchases” means the direct or indirect purchase by the Borrower of (i) LAP’s interest in certain debt obligation pursuant to the “Receivables Promise Agreement” referenced (and as defined) in the LAP Acquisition Agreement, (ii) 100% of the equity interest in Latin America Power Chile, S.A. pursuant to the “Stock Promise Agreement” referenced (and as defined) in the LAP Acquisition Agreement and (iii) the Minority Interests Transactions” pursuant to the terms of (and as defined in) the LAP Acquisition Agreement.
“LAP Intercreditor Agreement” means an Intercreditor Agreement substantially in the form attached as Exhibit N, with such changes as are reasonably satisfactory to the Administrative Agent.
“LAP Related Agreements” means, collectively, the LAP Second Lien Credit Documents and the LAP Acquisition Agreement.
“LAP Refinanced Debt” has the meaning specified in Section 7.03(t).
“LAP Refinancing Debt” has the meaning specified in Section 7.03(t).

CH\2104947.8

Exhibit 10.6

“LAP Second Lien Agent” means the “Administrative Agent” as defined in the LAP Second Lien Credit Agreement.
“LAP Second Lien Credit Agreement” means a Second Lien Credit Agreement substantially in the form attached as Exhibit O, with such changes as are reasonably satisfactory to the Administrative Agent, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms of this Agreement and the LAP Intercreditor Agreement.
“LAP Second Lien Credit Documents” means the “Loan Documents” as defined in the LAP Second Lien Credit Agreement.
“LAP Second Lien Loan Obligations” means the “Obligations” as defined in the LAP Second Lien Credit Agreement.
“LAP Subs” means, once and as long as directly or indirectly owned by the Borrower, LAP and its subsidiaries.
“Permitted Mandatory Convertible Preferred” means up to $600,000,000 of mandatory convertible preferred stock issued by the Borrower which (i) by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable) is convertible into or exchangeable for the common Equity Interest in the Borrower and no other Equity Interest, (ii) matures, or upon the happening of any event is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of such Equity Interest, in whole or in part, not earlier than a date that is 180 days after the Latest Maturity Date (in each case excluding redemptions in the form of conversions into, or exchanges for, common Equity Interests in the Borrower (and related payments of Cash in lieu of fractional shares)) and (iii) has such other terms as are reasonably satisfactory to the Administrative Agent.
“Related Agreements” means, collectively, the LAP Related Agreements and the Apollo Related Agreements.
“Specified Disqualified Equity Interest” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Equity Interest), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Equity Interest, in whole or in part, on or prior to the date that is 91 days after the Latest Maturity Date (in each case excluding maturities, redemptions, settlements or conversions into, or exchanges for, common Equity Interests in the Borrower). Notwithstanding the preceding sentence, any Equity Interest that would constitute a Specified Disqualified Equity Interest solely because the holders of the Equity Interest have the right to require the Borrower to repurchase such Equity Interest upon the occurrence of a change of control or an asset sale will not constitute a Specified Disqualified Equity Interest if the terms of such Equity Interest provide that the Borrower may not repurchase or redeem any such Equity Interest pursuant to such provisions unless such repurchase or redemption complies with Section 7.06 hereof. The amount of Specified Disqualified Equity Interests deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that the Borrower and its Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Specified Disqualified Equity Interests, exclusive of accrued dividends.
“SUNE Residential Portfolio” means the Equity Interests in SUNE RESIDENTIAL HOLDINGS LLC, EchoFirst, Inc. and SunEdison Residential Services, LLC.
B.    The definition of “Borrower/YieldCo II Agreements” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

CH\2104947.8

Exhibit 10.6

“Borrower/YieldCo II Agreements” means, collectively, each of the following, each by and among, inter alia, Borrower or any of the Guarantors and YieldCo II and/or YieldCo II Intermediate, and each substantially in the form attached on Exhibit M hereto or otherwise in form reasonably satisfactory to the Administrative Agent: (i) the Interest Payment Agreement, (ii) Management Services Agreement, (iii) Project Support Agreement, (iv) Limited Liability Company Agreement, (v) Repowering Services Agreement, (vi) Project Investment Agreement, (vii) Distribution Payment Agreement and (viii) each other support service agreement, supply agreement, license agreement, tax matters agreement and any other agreement, document or instrument entered into by the Borrower and YieldCo II.
C.    The definition of “Change of Control” in Section 1.01 of the Credit Agreement is amended by:
(a)    amending and restating clause (I)(b) thereof to read in its entirety as follows:
“(b)    during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body ~~(excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors)~~; or”
and
(b)    amending and restating clause (II) thereof to read in its entirety as follows:
“(II) an occurrence of a “Fundamental Change” under and as defined in the 2018 Convertible Senior Notes Indenture, a “Fundamental Change” under and as defined in the 2021 Convertible Senior Notes Indenture, a “Fundamental Change” under and as defined in the 2020 Convertible Senior Notes Indenture, a “Fundamental Change” under and as defined in the 2022 Convertible Senior Notes Indenture, a “Fundamental Change” under and as defined in the 2023 Convertible Senior Notes Indenture, a “Fundamental Change” under and as defined in the 2025 Convertible Senior Notes Indenture, a “Fundamental Change” (or equivalent) under the applicable indenture governing the Permitted Seller Notes, a “Fundamental Change” (or equivalent) under the Apollo Permitted Seller Notes Indenture, or a “Fundamental Change” (or equivalent) under the applicable document governing the Permitted ~~Hurricane~~ Mandatory Convertible Preferred.”
D.    The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is amended by:
(a)    replacing the phrase “Borrower and its Subsidiaries” in each place such phrase appears therein with the phrase “Borrower and its Subsidiaries (other than the First Wind Subs and the LAP Subs)”;

CH\2104947.8

Exhibit 10.6

(b)    replacing the phrase “Borrower or any of its Subsidiaries” in each place such phrase appears therein with the phrase “Borrower or any of its Subsidiaries (other than the First Wind Subs and the LAP Subs)”;
(c)    . replacing the phrase “Borrower or its Subsidiaries” in each place such phrase appears therein with the phrase “Borrower or its Subsidiaries (other than the First Wind Subs and the LAP Subs)”;
and
(d)    replacing the phrase “Borrower or a Subsidiary of the Borrower” appearing therein with s phrase “Borrower or a Subsidiary (other than a First Wind Sub or a LAP Sub) of the Borrower”,
E.    The definition of “Consolidated Funded Indebtedness” in Section 1.01 of the Credit Agreement is amended by amending and restating the proviso thereof to read in its entirety as follows:
“provided that Consolidated Funded Indebtedness shall not include (i) Non-Recourse Project Indebtedness (including capital leases that constitute Non-Recourse Project Indebtedness) and (ii) Indebtedness permitted by Sections 7.03(l), (o), (p), (q), (r), ~~and (s)~~ (t) and (u)”.
F.        The definition of “Convertible Senior Notes” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:
“Convertible Senior Notes” means, collectively, the 2018 Convertible Senior Notes, the 2021 Convertible Senior Notes, the 2020 Convertible Senior Notes, the 2022 Convertible Senior Notes, the 2023 Convertible Senior Notes, the 2025 Convertible Senior Notes, the Apollo Permitted Seller Notes, or any of them.
G.    The definition of “Disqualified Equity Interest” in Section 1.01 of the Credit Agreement is amended by replacing the phrase:
“and (vii) the Latest Maturity Date”
appearing therein with the phrase:
“(vii) the date on which the Apollo Permitted Seller Notes mature or, if earlier, the date on which no Apollo Permitted Seller Notes are outstanding and (viii) the Latest Maturity Date”.
H.    The definition of “Equity Interest” in Section 1.01 of the Credit Agreement is amended by replacing the phrase:
“the 2025 Convertible Senior Notes”
appearing therein with the phrase:
“the 2025 Convertible Senior Notes, the Apollo Permitted Seller Notes”.
I.        Clause (xiii) of the definition of “Excluded Assets” in Section 1.01 of the Credit Agreement is amended and restated to ready in its entirety as follows:
“(xiii) the contribution or other Dispositions permitted by Sections 7.05(j), (k), ~~and~~ (l) and (n),”
J.        The definition of “Indebtedness” in Section 1.01 of the Credit Agreement is amended by:

CH\2104947.8

Exhibit 10.6

(a)    amending and restating clause (g) thereof to read in its entirety as follows:
“(g)    all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment (in each case other than through the issuance of Equity Interests (other than Specified Disqualified Equity Interests)) in respect of any Equity Interest in such Person ~~or any other Person~~, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and”
and
(b)    amending and restating clause (ii) appearing in the last paragraph thereof to read in its entirety as follows:
“(ii) exclude Permitted Equity Commitments, Permitted Project Undertakings, Permitted Deferred Acquisition Obligations, Solar Project Contractual Obligations and the Permitted ~~Hurricane~~ Mandatory Convertible Preferred.”
K.    The definition of “Investment” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:
“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of related transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance (other than for purposes of determining the Net Joint Venture Investment Amount), the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, but deducting therefrom (A) the amount of any repayments or distributions received on account of such Investment by, or the return on or of capital with respect to, such Investment to, the Person making such Investment, and (B) the profit component of any payments received by the Borrower, directly or indirectly, pursuant to a Contractual Obligation entered into in connection with such Investment; provided that (i) "profit component" shall mean Cash in excess of the cost of property sold, licensed, contributed or otherwise transferred, as applicable, by the Borrower, directly or indirectly, pursuant to a Contractual Obligation in connection with such Investment (with non-exclusive licenses with regional exclusivity of IP Rights being deemed to have no cost for purposes of such calculation) and (ii) such profit component shall only be deducted when actually received in Cash by a Loan Party. ~~For the avoidance of doubt, n~~Neither (i) any Permitted Project Undertakings ~~n~~or any payment pursuant to and in accordance with the terms of Solar Project Contractual Obligations made by the Borrower or a Subsidiary that is in each case party to such Solar Project Contractual Obligation pursuant to which such Person owns, operates, develops or constructs one or more Solar Energy Systems nor (ii) any loan, advance, deposit or capital contribution of common stock of the Borrower shall be deemed to constitute an Investment.
L.    Each the definitions of “Net Asset Sale Proceeds” and “Net Insurance/Condemnation Proceeds” in Section 1.01 of the Credit Agreement is amended by replacing the phrase “(other than the Loans)” in each place such phrase appears therein with the phrase “(other than the ~~Loans~~ Obligations and~~,~~ the LAP Second Lien Loan Obligations)”.
M.    The definition of “Non-Recourse Project Indebtedness” in Section 1.01 of the Credit Agreement is amended and restated as follows:

CH\2104947.8

Exhibit 10.6

“Non-Recourse Project Indebtedness” means (A) Indebtedness of a Non-Recourse Subsidiary owed to an unrelated Person with respect to which the creditor has no recourse (including by virtue of a Lien, Guarantee or otherwise) to the Borrower or any other Loan Party other than recourse (i) to any Equity Interest in such Non-Recourse Subsidiary owned by a Loan Party, (ii) by virtue of rights of such Non-Recourse Subsidiary under a Solar Project Contractual Obligation assigned to such creditor, which rights may be exercised pursuant to such Solar Project Contractual Obligation against the Borrower or any other Loan Party that is in each case party to such Solar Project Contractual Obligation as the owner, operator, developer or construction company of the applicable Solar Energy Systems, (iii) pursuant to Permitted Project Undertakings or Permitted Equity Commitments or (iv) pursuant to Specified Surety Bonds, ~~and~~ (B) Indebtedness of SMP owed to an unrelated Person with respect to which the creditor has no recourse (including by virtue of a Lien, Guarantee or otherwise) to the Borrower or any other Loan Party other than recourse to any Equity Interest in such Non-Recourse Subsidiary owned by a Loan Party and (C) Indebtedness under the First Wind Facility.
N.    The definition of “Liquid Investments” in Section 1.01 of the Credit Agreement is amended by replacing the phrase “Borrower and its Subsidiaries” in each place such phrase appears therein with the phrase “Borrower and its Subsidiaries (other than the First Wind Subs and the LAP Subs)”.
O.    The definition of “Liquidity Amount” in Section 1.01 of the Credit Agreement is amended by replacing the word “Subsidiary” in each place such word appears therein with the phrase “Subsidiary (other than a First Wind Sub and a LAP Sub)”.
P.        Clause (vii) of the definition of “Unrestricted Subsidiary” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:
“; (vii) the ~~First Wind Subs~~ Apollo Subs”.
Q.    The definition of “YieldCo” in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:
“YieldCo” means TerraForm Power, Inc. (f/k/a SunEdison Yieldco, Inc.), a Delaware corporation ~~SunEdison Yieldco, Inc., a Delaware corporation, a subsidiary of the Borrower formed for the purpose of directly or indirectly owning subsidiaries that own and operate Alternative Fuel Energy Systems, with the Borrower providing specified support services to such Person and/or its subsidiaries for a fee, and for the purpose of divesting a portion of the Equity Interests in such Person in an initial public offering, with the intent that such Person will pay quarterly dividends to the holders of its Equity Interest after such initial public offering~~.
R.    Each of the defined terms “Hurricane Bridge/Notes Financing”, “Hurricane Intercreditor Agreement” and “Permitted Hurricane Convertible Preferred” in Section 1.01 of the Credit Agreement is deleted therefrom in its entirety.
S.        Section 2.05(e) of the Credit Agreement is amended and restated to read in its entirety as follows:
“(e)    Subject to last sentence hereof, ~~N~~no later than the first Business Day following the date of receipt by the Borrower or any of its Subsidiaries of any Net Asset Sale Proceeds, the Borrower shall apply 100% of the Net Asset Sale Proceeds received to make prepayments in accordance with Section 2.05(h); provided, that (i) so long as no Default or Event of Default shall have occurred and be continuing, and (ii) to the extent that aggregate Net Asset Sale Proceeds from the Closing Date through the applicable date of determination do not exceed $100,000,000, the Borrower shall have the option, directly or through one or more of its Subsidiaries, to use such Net Asset Sale Proceeds for permitted acquisitions, Capital Expenditures or otherwise reinvest such Net Asset Sale Proceeds in other assets that are not classified as current assets, in each case, (x) that are used or useful in the business of the

CH\2104947.8

Exhibit 10.6

Borrower and its Subsidiaries and (y) that comprise Collateral to the extent such property or asset sold or otherwise Disposed of was Collateral, within one year of receipt of such Net Asset Sale Proceeds (subject to, if the Borrower or the applicable Subsidiary enters into a binding commitment to reinvest such proceeds not later than the end of such one-year period with the good faith expectation that such proceeds will be applied to satisfy such reinvestment commitment within 180 days, an extension for a period of up to an additional 180 days from the end of such one-year period). Notwithstanding any of the foregoing in this clause (e), to the extent the Net Asset Sale Proceeds also constitute Net Debt/Equity Proceeds under (and as defined in) the LAP Second Lien Credit Agreement that are required to be applied to the prepayment of the LAP Second Lien Obligations pursuant to Section 2.05(d) of the LAP Second Lien Credit Agreement, such Net Asset Sale Proceeds shall be first applied to the LAP Second Lien Obligations pursuant to Section 2.05(h) of the LAP Second Lien Credit Agreement and, notwithstanding anything to the contrary, any balance of such Net Asset Sale Proceeds after so applied to the LAP Second Lien Obligations shall not be retained by the Borrower but instead shall be applied to make prepayments pursuant to the foregoing clause (e) and in accordance with Section 2.05(h) hereof).”
T.        Article V of the Credit Agreement is amended by inserting new Section 5.22 therein, which shall read in its entirety as follows:
“5.22    Related Agreements. The Borrower has delivered to the Administrative Agent complete and correct copies of (i) each LAP Related Agreement and of all exhibits and schedules thereto in effect as of the Amendment No. 8 Date and copies of any material amendment, restatement, supplement or other modification to or waiver of each LAP Related Agreement entered into after the Amendment No. 8 Date and on or prior to the date of the consummation of the LAP Acquisition, and (ii) each Apollo Related Agreement in effect as of the Amendment No. 8 Date and copies of any material amendment, restatement, supplement or other modification to or waiver of each Apollo Related Agreement entered into after the Amendment No. 8 Date and on or prior to the date of the consummation of the Apollo Acquisition.
U.    Section 6.13(a) of the Credit Agreement is amended by amending and restating the final parenthetical appearing therein to read in its entirety as follows:
“(it being understood and agreed that neither First Wind Holdings nor Apollo Holdings constitutes a Non-Recourse Subsidiary or an Excluded Subsidiary and that the Borrower shall comply (and shall cause its Subsidiaries to comply) with this Section 6.13(a) with respect to First Wind Holdings and Apollo Holdings)”
V.        Sections 6.01(a) and 6.01(b) are amended by replacing the phrase:
“any adjustments necessary to eliminate the assets, liabilities and results of operation of Unrestricted Subsidiaries (which may be in footnote form only) from such consolidated balance sheet and the related consolidated statements of income or operations and cash flows”
in each place such phrase appears therein with the phrase:
“any adjustments necessary to eliminate the assets, liabilities and results of operation of Unrestricted Subsidiaries, the First Wind Subs and the LAP Subs (which may be in footnote form only) from such consolidated balance sheet and the related consolidated statements of income or operations and cash flows”.
W.    Section 6.14(c) of the Credit Agreement is amended by:
(a)    replacing the word “and” appearing immediately before clause (H) thereof with a comma, re-lettering clause (H) as clause (I), and inserting the following as a new clause (H):

CH\2104947.8

Exhibit 10.6

“(H) Apollo Holdings, and”
and
(b) replacing the phrase:
“it being understood and agreed that, notwithstanding any previous release of the Administrative Agent’s Liens on the Equity Interests in YieldCo and YieldCo II Intermediate relating to such Equity Interests being provided as collateral securing the Permitted Seller Notes or Permitted Margin Loan Financing”
appearing therein with the phrase:
“it being understood and agreed that, notwithstanding any previous release of the Administrative Agent’s Liens on the Equity Interests in YieldCo and YieldCo ~~II~~ Intermediate relating to such Equity Interests being provided as collateral securing the Permitted Seller Notes or Permitted Margin Loan Financing”.
X.    Section 7.01(u) of the Credit Agreement is amended and restated to read in its entirety as follows:
“(u) Liens securing Indebtedness permitted under Section 7.03(t)~~(o)~~ and subject to the LAP Intercreditor Agreement. ~~as long as (i) such Indebtedness is secured by the Collateral on a second priority (or other junior priority) basis to the Liens securing the Obligations and under security documents substantially similar to the Security Documents and is not secured by any property or assets of the Borrower or any Subsidiary other than the Collateral, and (ii) the holders of such Indebtedness (or their representative) and the Administrative Agent shall be party to an intercreditor agreement reasonably acceptable to the Administrative Agent (the “Hurricane Intercreditor Agreement”)~~”.
Y.        Section 7.02(n) of the Credit Agreement is amended and restated in its entirety as follows:
“(n) (i) Cash Investments in YieldCo and YieldCo Intermediate in an aggregate amount not to exceed $100,000,000 as long as the proceeds of such Cash Investments are not used by YieldCo to fund any dividends, (ii) contributions of Non-Recourse Subsidiaries owning and operating Alternative Fuel Energy Systems and products related thereto and components thereof to the capital of YieldCo Intermediate, (iii) Cash Investments in YieldCo II and YieldCo II Intermediate in an aggregate amount not to exceed $100,000,000 as long as the proceeds of such Cash Investments are not used by YieldCo II to fund any dividends, ~~and~~ (iv) contributions of Non-Recourse Subsidiaries owning and operating Alternative Fuel Energy Systems and products related thereto and components thereof to the capital of YieldCo II or YieldCo II Intermediate, (v) Investments pursuant to the Interest Payment Agreement referenced in clause (i) of the definition of “Borrower/YieldCo Agreements” in an aggregate amount not to exceed $48,000,000 (plus interest on any Overdue Amount (as defined in such Interest Payment Agreement) in accordance with Section 3 of such Interest Payment Agreement) during the term of this Agreement and (vi) Investments pursuant to the Interest Payment Agreement referenced in clause (i) of the definition of “Borrower/YieldCo II Agreements” in an aggregate amount not to exceed $63,000,000 (plus interest on any Overdue Amount (as defined in such Interest Payment Agreement) in accordance with Section 3 of such Interest Payment Agreement) during the term of this Agreement;”
Z.    Section 7.02 of the Credit Agreement is further amended by
(a)    amending and restating each of clauses (q) and (s) thereof each to read in its entirety as follows:
“(q) the LAP Acquisition and the LAP Ancillary Purchases ~~prior to the initial offering of the Equity Interest in SSL TopCo, cash on deposit in an account of the Borrower or its Subsidiaries may be transferred to SSL TopCo or its subsidiaries if it is determined that it belongs to SSL TopCo or any of its subsidiaries~~;

CH\2104947.8

Exhibit 10.6

(s) the Apollo Acquisition as long as, on or prior to the date of the consummation of the Apollo Acquisition, the Borrower has disclosed to the Lenders in writing the SSC Cap (as defined below) and delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower attaching a copy of the Apollo Sponsor Support Agreement and certifying that such copy is a true, correct and complete copy of the Apollo Sponsor Support Agreement ~~contribution of 35% of the Equity Interests in SMP to one of the subsidiaries of SSL TopCo~~;”
and
(b)    amending and restating clause (z) thereof through the end of Section 7.02 to read in its entirety as follows:
“(z) to the extent constituting an Investment, the direct or indirect capital contribution or transfer by the Borrower of the SUNE Residential Portfolio to Apollo ~~the unsecured Guarantee by the Borrower permitted under Section 7.03(s)~~;”
(aa) capital contributions and/or loans pursuant to and in accordance with the Apollo Sponsor Support Agreement to one or more Apollo Subs in an aggregate amount not to exceed a dollar amount disclosed to the Lenders by the Borrower in writing on or prior to the date of the consummation of the Apollo Acquisition (the “SSC Cap”) during the term of this Agreement; and
(bb) ~~(aa)~~ other Investments not exceeding $200,000,000 in the aggregate outstanding at any time.
Notwithstanding anything to the contrary, neither the Borrower nor any Subsidiary may make any Investments in any Unrestricted Subsidiary other than Investments permitted by Sections 7.02(n), 7.02(p), 7.02(q), 7.02(r), 7.02(u), 7.02(v), 7.02(w), 7.02(x), 7.02(y), 7.02(z) ~~or~~, 7.02(aa) or 7.02(bb).”
AA.    Section 7.03 of the Credit Agreement is amended by:
(a)    replacing the phrase:
“and (F) unsecured Indebtedness under the 2025 Convertible Senior Notes and Guarantees thereof by the Guarantors, in aggregate principal amount not to exceed $500,000,000 and any refinancings, refundings, renewals or extensions thereof (including any Convertible Bond Indebtedness that is a refinancing thereof, the “2025 Refinancing Convertible Bond Indebtedness”; and together with the 2018 Refinancing Convertible Bond Indebtedness, the 2020 Refinancing Convertible Bond Indebtedness, the 2021 Refinancing Convertible Bond Indebtedness, the 2022 Refinancing Convertible Bond Indebtedness and the 2023 Refinancing Convertible Bond Indebtedness, the “Refinancing Convertible Bond Indebtedness”)”
appearing in clause (l) thereof with the phrase:
“~~and~~, (F) unsecured Indebtedness under the 2025 Convertible Senior Notes and Guarantees thereof by the Guarantors, in aggregate principal amount not to exceed $500,000,000 and any refinancings, refundings, renewals or extensions thereof (including any Convertible Bond Indebtedness that is a refinancing thereof, the “2025 Refinancing Convertible Bond Indebtedness”); and (G) unsecured Indebtedness under the Apollo Permitted Seller Notes and Guarantees thereof by the Guarantors, in aggregate principal amount not to exceed $350,000,000 and any refinancings, refundings, renewals or extensions thereof (including any Convertible Bond Indebtedness that is a refinancing thereof, the “Apollo Permitted Seller Notes Refinancing Convertible Bond Indebtedness”; and together with the 2018 Refinancing Convertible Bond Indebtedness, the 2020 Refinancing Convertible Bond Indebtedness, the 2021 Refinancing Convertible Bond Indebtedness, the 2022 Refinancing Convertible Bond Indebtedness, ~~and~~ the 2023 Refinancing Convertible Bond

CH\2104947.8

Exhibit 10.6

Indebtedness and 2025 Refinancing Convertible Bond Indebtedness, the “Refinancing Convertible Bond Indebtedness”)”
(b)    re-lettering the existing clause (t) as clause (v); and
(c)    amending and restating clauses (o) and (s) and inserting new clauses (t) and (u), therein, which shall read in their entirety as follows:
“(o)    [Reserved] ~~Indebtedness incurred or issued under the Hurricane Bridge/Notes Financing to fund, in whole or in part, the consideration for the Hurricane Acquisition in an aggregate principal amount not to exceed $1,265,000,000 and any Indebtedness (the “Refinancing Debt”) issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance, in whole or part, the then existing Hurricane Bridge/Notes Financing or the then existing Refinancing Debt (the “Refinanced Debt”) (including the exchange of the Bridge Loans referenced in Exhibit L for the Exchanged Notes referenced in Exhibit L), provided that the Refinancing Debt shall not have a greater principal amount than the principal amount of the Refinanced Debt plus accrued interest, fees and premiums (if any) thereon and reasonable fees and expenses associated with the refinancing principal amount of the Refinanced Debt;~~;
(s)    [Reserved] ~~the unsecured Guarantee by the Borrower of the Indebtedness (as defined in clause (a) of the definition thereof) of YieldCo II Intermediate, not to exceed $220,000,000 in aggregate principal amount (plus all related obligations) under (i) the YieldCo II Intermediate Credit Agreement and/or (ii) any loans or debt securities issued pursuant to the Demand Notice under (and as defined in) the YieldCo II Intermediate Credit Agreement; and~~;
(t)    Indebtedness under the LAP Second Lien Credit Agreement in an aggregate principal amount not to exceed $169,000,000; and any Indebtedness (the “LAP Refinancing Debt”) issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance, in whole or part, the then existing Indebtedness under the LAP Second Lien Credit Agreement or the then existing LAP Refinancing Debt (the “LAP Refinanced Debt”); provided that the LAP Refinancing Debt shall not have a greater principal amount than the principal amount of the LAP Refinanced Debt plus accrued interest, fees and premiums (if any) thereon and reasonable fees and expenses associated with the refinancing principal amount of the LAP Refinanced Debt;
(u)    the unsecured Indebtedness of the Borrower incurred pursuant to the Apollo TERP Note in an aggregate principal amount not to exceed $120,000,000; and”.
BB.    Section 7.04 (c) of the Credit Agreement is amended by replacing the phrase:
“the Borrower and its Subsidiaries may enter into such mergers, consolidations, amalgamations and similar transactions as are reasonably necessary to consummate (i) a purchase or other acquisition permitted by, and made in accordance with the terms of, Section 7.02(g)”
with the following phrase
“the Borrower and its Subsidiaries may enter into such mergers, consolidations, amalgamations and similar transactions as are reasonably necessary to consummate (i) a purchase or other acquisition permitted by, and made in accordance with the terms of, Section 7.02(g) or (ii) the Apollo Acquisition”.
CC.    Section 7.05 of the Credit Agreement is amended by:
(a)    deleting the word “and” appearing immediately before clause (m);

CH\2104947.8

Exhibit 10.6

(b)    inserting new clauses (n) and (o) therein, which shall read in their entirety as follows:
“(n)    the Apollo TERP Sale; provided, that the entire consideration for such Disposition is paid in Cash and by issuance of the Apollo TERP Note;
(o)    to the extent constituting a Disposition, the direct or indirect contribution or transfer by the Borrower of the SUNE Residential Portfolio to Apollo or its subsidiaries; and”
and
(c)    amending and restating the proviso at the end of Section 7.05 in its entirety as follows:
“provided that any Disposition pursuant to this Section 7.05 (other than pursuant to clauses (l), ~~and~~ (m) and (o) of this Section 7.05) shall be for fair market value (as determined by the Borrower in its reasonable judgment).”
DD.    Section 7.06 of the Credit Agreement is amended by:
(a)    amending and restating clause (b) thereof to read in its entirety as follows:
“(b)    (i) the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person and (ii) the Borrower may make other non-cash payments solely in the Equity Interests (other than the Specified Disqualified Equity Interest) in the Borrower;”
(b)    replacing the phrase:
“the 2023 Convertible Senior Notes Indenture or the 2025 Convertible Senior Notes Indenture”
appearing in clause (e) thereof with the phrase:
“the 2023 Convertible Senior Notes Indenture, ~~or~~ the 2025 Convertible Senior Notes Indenture or the Apollo Permitted Seller Notes Indenture”
and
(c)    amending and restating clause (l) thereof to read in its entirety as follows:
“(l)    the Borrower may (A) satisfy its conversion obligation under the Permitted ~~Hurricane~~ Mandatory Convertible Preferred or otherwise settle pursuant to the terms of the Permitted ~~Hurricane~~ Mandatory Convertible Preferred by issuing common Equity Interests in the Borrower but not in Cash (other than Cash payments in lieu of fractional shares) or (B) purchase, redeem or otherwise acquire the Permitted ~~Hurricane~~ Mandatory Convertible Preferred in exchange for its common Equity Interests but not for Cash;”.
EE.    Section 7.08 of the Credit Agreement is amended by:
(a)    replacing the following phrase appearing therein:
(b) deleting the word “or” immediately preceding clause (c) therein and inserting a comma in its place, and adding new clauses (d), (e) and (f) to read in their entirety as follows :

CH\2104947.8

Exhibit 10.6

“(d) transactions consisting of the direct or indirect contribution or transfer by the Borrower of (i) one or more or all of the Apollo Subs to YieldCo or its subsidiaries, or (ii) one or more or all of the LAP Subs to YieldCo II or its subsidiaries, (e) transactions pursuant to the Distribution Payment Agreement referenced in clause (vii) of the definition of “Borrower/YieldCo II Agreements, or (f) transactions consisting of direct or indirection contribution or transfer of the SUNE Residential Portfolio to Apollo/”
FF.    Section 7.09(a) of the Credit Agreement is amended by amending and restating clause (F) thereof and inserting new clause (G) therein to read in their entirety as follows:
“(F) the LAP Second Lien Credit Documents ~~such restrictions or limitations set forth in the documents evidencing or governing the Hurricane Bridge/Notes Financing as long as they are no more restrictive or limiting than the relevant restrictions or limitations contained in this Agreement;~~ or (G) the Distribution Payment Agreement referenced in clause (vii) of the definition of “Borrower/YieldCo II Agreements; or”
GG.    Section 7.09(b) of the Credit Agreement is amended and restated to read in its entirety as follows:
“(b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person, except to the extent of obligations that, individually or in the aggregate, are not material to the Borrower or any Subsidiary and except as set forth in the ~~documents evidencing or governing the Hurricane Bridge/Notes Financing~~ LAP Second Lien Credit Documents as long as such requirements set forth therein are subject to the terms of the ~~Hurricane~~ LAP Intercreditor Agreement.”
HH.    Section 7.11(b) is amended and restated to read in its entirety as follows:
“(b)    Liquidity Amount. Permit the Liquidity Amount, as of the end of any fiscal quarter of the Borrower occurring on or after June 30, 2014, to be less than (A) the lesser of (i) $400 million and (ii) the sum of (x) $300 million plus (y) the amount, if any, by which the Aggregate Commitments exceed $300 million at such time, or (B) for so long as the Indebtedness by the Borrower described in Section 7.03(t)~~(s)~~ remains outstanding, $500 million.”
II.    Section 7.12 of the Credit Agreement is amended and restated to read in its entirety as follows:
“7.12    Amendments to Organization Documents; Borrower/SSL TopCo Agreement, Borrower/YieldCo Agreement ~~and~~, Borrower/Yieldco II Agreement and Related Agreements. Amend, modify or waive any of its rights under (a) any of its Organization Documents, Borrower/SSL TopCo Agreements, Borrower/YieldCo Agreements or Borrower/YieldCo II Agreements to the extent that such amendment, modification or waiver would be materially adverse to the interests of the Lenders, (b) any LAP Second Lien Credit Document except to the extent permitted by the LAP Intercreditor Agreement or (c) any other Related Agreement to the extent that such amendment, modification or waiver would be materially adverse to the interests of the Lenders.”
JJ.    Section 7.14 of the Credit Agreement is amended by:
(a) amending and restating the introductory paragraph thereof to read in its entirety as follows:
“Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any unsecured Indebtedness incurred pursuant to Section 7.03(h) or 7.03(l) (other than (i) as permitted pursuant to Section 7.03(l), (ii) any redemption required by Article III of the 2018 Convertible Senior Notes Indenture, Article III of the 2021 Convertible Senior Notes Indenture, Article III of the Apollo Permitted Seller Notes Indenture, the corresponding section or article of the 2020 Convertible

CH\2104947.8

Exhibit 10.6

Senior Notes Indenture, the 2022 Convertible Senior Notes Indenture, the 2023 Convertible Senior Notes Indenture or the 2025 Convertible Senior Notes Indenture, or by the corresponding sections of the indentures governing any Permitted Refinancing Convertible Bond Indebtedness, or (iii) pursuant to a cash settlement method to the extent required by Section 4.03(a)(iv) of the 2018 Convertible Senior Notes Indenture, Section 4.03(a)(iv) of the 2021 Convertible Senior Notes Indenture, the corresponding section or article of the 2020 Convertible Senior Notes Indenture, the 2022 Convertible Senior Notes Indenture, the 2023 Convertible Senior Notes Indenture, ~~or~~ the 2025 Convertible Senior Notes Indenture or Section 4.03(b) of the Apollo Permitted Seller Notes Indenture or by the corresponding sections of the indentures governing any Permitted Refinancing Convertible Bond Indebtedness, (y) pursuant to a “Physical Settlement” under (and as defined in) the 2018 Convertible Senior Notes Indenture, the 2021 Convertible Senior Notes Indenture, the 2020 Convertible Senior Notes Indenture, the 2022 Convertible Senior Notes Indenture, the 2023 Convertible Senior Notes Indenture, ~~or~~ the 2025 Convertible Senior Notes Indenture or the Apollo Permitted Seller Notes Indenture, as applicable or (z) pursuant to a “Combination Settlement” under (and as defined in) the 2018 Convertible Senior Notes Indenture, the 2021 Convertible Senior Notes Indenture, the 2020 Convertible Senior Notes Indenture, the 2022 Convertible Senior Notes Indenture, the 2023 Convertible Senior Notes Indenture, ~~or~~ the 2025 Convertible Senior Notes Indenture or the Apollo Permitted Seller Notes Indenture, as applicable, or by the corresponding sections of the indentures governing any Permitted Refinancing Convertible Bond Indebtedness, with a “Specified Dollar Amount” (as defined therein) equal to or less than $1,000); provided that, without limitation of any of clauses (i), (ii) and (iii) of the immediately preceding parenthetical:”
(b) inserting new clause (G) therein to read in its entirety as follows:
“(G) the Borrower may make cash payment and/or deliver its common stock (or other securities or property following a merger event or other change of the common stock of Borrower) in satisfaction of its conversion obligation under the Apollo Permitted Seller Notes Indenture (and any Permitted Refinancing Convertible Bond Indebtedness thereof) as long as, in the case of cash payments (other than cash payments in lieu of fractional shares), both (x) immediately prior and after giving effect to any such cash payment, no Default shall exist or result therefrom and (y) immediately after giving effect to such cash payment, the Borrower and its Subsidiaries shall be in pro forma compliance with the covenant set forth in Section 7.11(a) (such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such cash payment had been consummated as of the first day of the fiscal period covered thereby) and the Liquidity Amount shall be greater than or equal to the minimum Liquidity Amount required by Section 7.11(b) (determined on the basis of the Liquidity Amount as of the date of measurement).”
KK.    Section 7.15 is amended and restated to read in its entirety as follows:
“7.15    Amendment of Indebtedness. Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of (X) any Indebtedness set forth in Schedule 7.03, or any term or condition of any Convertible Senior Notes except for (A) any refinancing, refunding, renewal or extension thereof permitted by Section 7.03(b) or, with respect to Convertible Senior Notes, Section 7.03(l) and (B) any amendment, modification or change expressly required to be made (including adjustments to the conversion rate (howsoever defined)) pursuant to the terms of the 2018 Convertible Senior Notes Indenture as in effect on the Closing Date or the terms of the 2021 Convertible Senior Notes Indenture as in effect on the Closing Date or the terms of the 2020 Convertible Senior Notes Indenture as in effect on the date of the issuance of the 2020 Convertible Senior Notes pursuant thereto or the terms of the 2022 Convertible Senior Notes Indenture as in effect on the date of the issuance of the 2022 Convertible Senior Notes pursuant thereto or the terms of the 2023 Convertible Senior Notes Indenture as in effect on the date of the issuance of the 2023 Convertible Senior Notes pursuant thereto, ~~or~~ the terms of the 2025 Convertible Senior Notes Indenture as in effect on the date of the issuance of the 2025 Convertible Senior Notes pursuant thereto or pursuant to similar terms of an indenture

CH\2104947.8

Exhibit 10.6

governing any Permitted Refinancing Convertible Bond Indebtedness or the terms of the Apollo Permitted Seller Notes Indenture as in effect on the date of the issuance of the Apollo Permitted Seller Notes pursuant thereto or pursuant to similar terms of an indenture governing any Permitted Refinancing Convertible Bond Indebtedness or (Y) ~~the Hurricane Bridge/Notes Financing except as permitted by the Hurricane Intercreditor Agreement~~ the Apollo TERP Note.
LL.    Section 7.17 of the Credit Agreement is amended and restated to read in its entirety as follows:
“7.17 YieldCo II IPO ~~SSL Topco IPO and YieldCo IPO.~~.
(a) [Reserved] ~~SSL TopCo shall not offer any Equity Interest in SSL TopCo to the public except (i) in an initial public offering (and any separate private placement consummated concurrently with such initial public offering or promptly following the completion of such initial public offering) prior to which the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower attaching copies of each of the Borrower/SSL TopCo Agreements and certifying that each is a true, correct and complete copy of such Borrower/SSL TopCo Agreement and (ii) any public offering of such Equity Interest subsequent to such initial public offering and~~
(b) YieldCo II shall not offer any Equity Interest in YieldCo II to the public except (i) in an initial public offering prior to which the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower attaching copies of each of the Borrower/YieldCo II Agreements and certifying that each is a true, correct and complete copy of such ~~the~~ Borrower/YieldCo II Agreements and (ii) any public offering of such Equity Interest subsequent to such initial public offering.
(c) For the avoidance of doubt, nothing in this Section 7.17 shall restrict ~~SSL TopCo or~~ YieldCo II from issuing or otherwise selling its Equity Interests to Persons in a transaction other than a public offering.”
MM.    Section 8.01(e) of the Credit Agreement is amended by:
(i) replacing the following phrase appearing therein:
“(it being understood that (X) conversions of any 2018 Convertible Senior Notes pursuant to the terms of the 2018 Convertible Senior Notes Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any 2021 Convertible Senior Notes pursuant to the terms of the 2021 Convertible Senior Notes Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any 2020 Convertible Senior Notes pursuant to the terms of the 2020 Convertible Senior Notes Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any 2022 Convertible Senior Notes pursuant to the terms of the 2022 Convertible Senior Note Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any 2023 Convertible Senior Notes pursuant to the terms of the 2023 Convertible Senior Note Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any 2025 Convertible Senior Notes pursuant to the terms of the 2025 Convertible Senior Note Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or (Y) any conversion or exchange of the Permitted Seller Notes into or for the Class A TERP Common Stock (and related payments of Cash in lieu of fractional shares) or any conversion or exchange of the Permitted Hurricane Convertible Preferred into or for the common Equity Interest in the Borrower (and related payments of Cash in lieu of fractional shares) or any redemption or repurchase of Permitted Seller Notes or Permitted Hurricane Convertible Preferred upon the occurrence of a “Fundamental Change” (or equivalent) under the applicable indenture shall not constitute an Event of Default under

CH\2104947.8

Exhibit 10.6

this clause (i) or any redemption required by Article III of the 2018 Convertible Senior Notes Indenture or Article III of the 2021 Convertible Senior Notes Indenture or the corresponding section or article of the 2020 Convertible Senior Notes Indenture or the corresponding section or article of the 2022 Convertible Senior Notes Indenture or the corresponding section or article of the 2023 Convertible Senior Notes Indenture or the corresponding section or article of the 2025 Convertible Senior Notes Indenture or by the corresponding sections of the indentures governing any Permitted Refinancing Convertible Bond Indebtedness shall not constitute an Event of Default under this clause (i))”
with the following phrase:
“(it being understood that (X) conversions of any 2018 Convertible Senior Notes pursuant to the terms of the 2018 Convertible Senior Notes Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any 2021 Convertible Senior Notes pursuant to the terms of the 2021 Convertible Senior Notes Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any 2020 Convertible Senior Notes pursuant to the terms of the 2020 Convertible Senior Notes Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any 2022 Convertible Senior Notes pursuant to the terms of the 2022 Convertible Senior Note Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any 2023 Convertible Senior Notes pursuant to the terms of the 2023 Convertible Senior Note Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any 2025 Convertible Senior Notes pursuant to the terms of the 2025 Convertible Senior Note Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or conversions of any Apollo Permitted Seller Notes pursuant to the terms of the Apollo Permitted Seller Notes Indenture (or of any notes pursuant to the terms of any Permitted Refinancing Convertible Bond Indebtedness thereof) or (Y) any conversion or exchange of the Permitted Seller Notes into or for the Class A TERP Common Stock (and related payments of Cash in lieu of fractional shares) ~~or~~, any conversion or exchange of the Permitted ~~Hurricane~~ Mandatory Convertible Preferred into or for the common Equity Interest in the Borrower (and related payments of Cash in lieu of fractional shares) or any redemption or repurchase of Permitted Seller Notes or Permitted ~~Hurricane~~ Mandatory Convertible Preferred upon the occurrence of a “Fundamental Change” (or equivalent) under the applicable indenture or other applicable document shall not constitute an Event of Default under this clause (i) or any redemption required by Article III of the 2018 Convertible Senior Notes Indenture or Article III of the 2021 Convertible Senior Notes Indenture or the corresponding section or article of the 2020 Convertible Senior Notes Indenture or the corresponding section or article of the 2022 Convertible Senior Notes Indenture or the corresponding section or article of the 2023 Convertible Senior Notes Indenture or the corresponding section or article of the 2025 Convertible Senior Notes Indenture or Article III of the Apollo Permitted Seller Notes Indenture or by the corresponding sections of the indentures governing any Permitted Refinancing Convertible Bond Indebtedness shall not constitute an Event of Default under this clause (i))”.
NN.    Exhibit L attached to the Credit Agreement is amended and restated as Exhibit L attached hereto.
OO.    Exhibit M attached hereto is inserted in the Credit Agreement as Exhibit M attached thereto.
PP.    Exhibit N attached hereto is inserted in the Credit Agreement as Exhibit N attached thereto.
QQ.    Exhibit O attached hereto is inserted in the Credit Agreement as Exhibit O attached thereto.

CH\2104947.8

Exhibit 10.6

SECTION II.	AMENDMENTS TO THE PLEDGE AND SECURITY AGREEMENT
The Pledge and Security Agreement is hereby amended by amending and restating Section 2.2(b) thereof to read in its entirety as follows (with the deletions of the stricken text (if any) indicated in the same manner as the following example: ~~stricken text~~ and with the insertions of additional text (if any) indicated in the same manner as the following example: bolded and italics text):
“(b)    any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 65~~6~~% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; provided, that from and after the Amendment No. 8 Date until December 31, 2015 (as such date may be extended by the Administrative Agent in its sole discretion), no outstanding stock of LAP will be required to be included in the Collateral;”

SECTION III.	CONSENT TO CREDIT AGREEMENT
Each Lender hereby authorizes the Administrative Agent to enter into the LAP Intercreditor Agreement on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms thereof and the Credit Agreement and agrees to be bound by the terms of the LAP Intercreditor Agreement.

SECTION IV.	CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof upon the Administrative Agent receiving a counterpart signature page of this Amendment duly executed by the Loan Parties and the Required Lenders and the acknowledgment of this Amendment by the Administrative Agent (the date of satisfaction of such condition being referred to herein as the “Amendment Effective Date”).

SECTION V.	REPRESENTATIONS AND WARRANTIES
In order to induce Lenders to enter into this Amendment, Borrower represents and warrants to each Lender that:
A.    Corporate Power and Authority. Borrower has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement and the other Loan Documents.
B.    Authorization; No Contravention. The execution and delivery by Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which Borrower is a party or affecting Borrower or the properties of Borrower or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which Borrower or its property is subject; or (c) violate any Law.
C.    Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery by Borrower or performance by, or enforcement against, Borrower of this Amendment, the Credit Agreement or any other Loan Document, except those that, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect.
D.    Binding Effect. This Amendment, when delivered hereunder, will have been duly executed and delivered by Borrower, and when so delivered will constitute a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally

CH\2104947.8

Exhibit 10.6

affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
E.    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article V of the Credit Agreement are and will be true and correct in all material respects on and as of the Amendment Effective Date and both before and after giving effect to the Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
F.        Absence of Default. Both before and after giving effect to this Amendment, no event has occurred and is continuing or would result from the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION VI.	ACKNOWLEDGMENT AND CONSENT
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and Pledge and Security Agreement and this Amendment and consents to the amendments to the Credit Agreement and Pledge and Security Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).
Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment, except as expressly amended by this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement and the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION VII.	MISCELLANEOUS
A.    Effect on the Credit Agreement and the Other Loan Documents. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
B.    Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

CH\2104947.8

Exhibit 10.6

C.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.
D.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of this page intentionally left blank.]

CH\2104947.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SUNEDISON, INC.,
as the Borrower

By:/s/ Brian Wuebbels
     Name: Brian Wuebbels
     Title:EVP, CAO & CFO

SunEdison, Inc.
Amendment No. 8 to Credit Agreement
Signature Page

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Jamie Minieri
     Name: Jamie Minieri
     Title: Authorized Signatory

SunEdison, Inc.
Amendment No. 8 to Credit Agreement
Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Anca Trifan
     Name: Anca Trifan
     Title: Managing Director

By: /s/ Marcus M. Tarkington
     Name: Marcus M. Tarkington
     Title: Director

SunEdison, Inc.
Amendment No. 8 to Credit Agreement
Signature Page

MIHI LLC,
as a Lender

By: /s/ Ayesha Faroogi
     Name: Ayesha Faroogi
     Title: Authorized Signatory

By: /s/ Stephen Mehos
     Name: Stephen Mehos
     Title: Authorized Signatory

SunEdison, Inc.
Amendment No. 8 to Credit Agreement
Signature Page

BARCLAYS BANK PLC,
as a Lender

By: /s/ Mathew Cybul
     Name: Mathew Cybul
     Title: Assistant Vice President

SunEdison, Inc.
Amendment No. 8 to Credit Agreement
Signature Page

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By: /s/ Chris Winthrop
     Name: Chris Winthrop
     Title: Vice President

SunEdison, Inc.
Amendment No. 8 to Credit Agreement
Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender
By: /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: /s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

SunEdison, Inc.
Amendment No. 8 to Credit Agreement
Signature Page

BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Patrick Engel
Name: Patrick Engel
Title: Director

SUNEDISON HOLDINGS CORPORATION,
as a Guarantor

By:/s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUNEDISON INTERNATIONAL, INC.,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

MEMC PASADENA, INC.,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

ENFLEX CORPORATION,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

NVT, LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SOLAICX,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUN EDISON LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUNEDISON CANADA, LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUNEDISON INTERNATIONAL, LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

FOTOWATIO RENEWABLE VENTURES, INC.,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUNEDISON CONTRACTING, LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

NVT LICENSES, LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

TEAM-SOLAR, INC.,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUNEDISON UTILITY HOLDINGS, INC.,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

Acknowledged by:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Peter Sherman
Name: Peter Sherman
Title: Vice President

SunEdison, Inc.
Amendment No. 8 to Credit Agreement
Signature Page